THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS PROMISSORY NOTE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS IT IS REGISTERED UNDER THE ACT AND UNDER APPLICABLE SECURITIES LAWS OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION.

                         PROMISSORY NOTE

$158,788.95                                                     March 18, 2005

FOR VALUE RECEIVED, English Language Learning and Instruction System, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Dr. Frank Otto, an individual (the "Lender"), the initial principal sum of One Hundred Fifty Eight Thousand Seven Hundred Eighty Eight Dollars and 95/100 ($158,788.95) in lawful money of the United States of America, together with accrued and unpaid interest thereon as set forth in Section 2 below.

     1. Interest Rate. The outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, shall bear interest at a rate per annum equal to five percent (5.0%). Except as otherwise provided herein, interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed.

     2. Scheduled Payments. Payment on this Note shall be paid by the Borrower as follows: (i) a payment of $50,000 on December 31, 2005, (ii) a payment of $50,000 on December 31, 2006 and (iii) a final payment of $76,528.80 on December 31, 2007.

     3. Manner of Payment. All payments hereunder shall be made in immediately available funds to the Lender. If any payment on this Note is due on a day that is not a Business Day, such payment shall be due on the next succeeding Business Day. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Utah.

     4. Payment of Note. The Borrower shall make the payments on this Note on the dates and in the manner provided herein.

     5. Events of Default. Each of the following events shall constitute an "Event of Default" hereunder (whether it shall be voluntary or involuntary or occur or be effected by operation of law or otherwise):

         (a) The Borrower shall fail to make a scheduled payment due under this Note within ten (10) Business Days after the Borrow receives written notice from the Lender indicating that the Buyer has failed to make such a payment.

         (b) The Borrower shall appoint a receiver or a trustee of all or a significant part of the Borrower's assets.

         (c) The Borrower shall make an assignment for the benefit of the Borrower's creditors.

         (d) Any proceeding shall be commenced by or against the Borrower under any bankruptcy or insolvency law or any law relating to the relief of debtors or readjustment of indebtedness, and such proceeding is not dismissed within forty-five (45) Business Days.

     6.  Remedies.

         (a) Upon the occurrence of an Event of Default, the Lender may, by notice in writing to the Borrower, declare this Note and the principal of and accrued interest on this Note, and the same shall upon such notice forthwith become, due and payable.

         (b) No failure or delay by the Lender in exercising any remedy, right, power or privilege shall operate as a waiver of such remedy, right, power or privilege, nor shall any single or partial exercise of such remedy, right, power or privilege preclude any other or further exercise of such remedy, right, power or privilege. No remedy, right, power or privilege conferred upon or reserved to the Lender by this Note is intended to be exclusive of any other remedy, right, power or privilege provided or permitted by any agreement or by applicable law, but each shall be cumulative and in addition to every other remedy, right, power or privilege so provided or permitted and each may be exercised concurrently or independently from time to time and as often as may be deemed expedient by the Lender.

     7. Waivers. The Borrower hereby waives diligence, presentment, demand of payment, notices of protest or dishonor and all other notices and demands whatsoever with respect to such liabilities and obligations or to any action under this Note. The Borrower further agrees that it shall remain liable for all amounts due hereunder notwithstanding any extension of time or any change in the terms of payment of this Note granted by the Lender or any delay or failure by the Lender to exercise any rights under this Note.

     8. Governing Law; Severability. This Note shall be governed by and construed in accordance with the internal laws of the State of Utah, without giving effect to the provisions thereof relating to conflicts of law. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof is in conflict with any applicable law or is otherwise unenforceable for any reason whatsoever, then such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     9. Amendment; Waiver. No amendment to this Note shall be effective unless in writing signed by the Borrower and the Lender. No waiver of any provision of this Note, and no consent to any departure by the Borrower hereunder or thereunder, shall be effective unless in writing signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     10. Assignment. The Borrower shall not assign or otherwise transfer this Note or its rights, obligations or interests hereunder in whole or in part without the written consent of the Lender. Any assignment or other transfer of this Note by the Borrower without such written consent shall be null and void. The Lender may not assign, pledge, hypothecate or otherwise transfer this Note in whole or in part. This Note and the obligations of the Borrower hereunder shall bind the successors and assigns of the Borrower and shall inure to the benefit of the Lender and his assigns.

     11. Loss, Mutilation. Etc. Upon written notice from the Lender to the Borrower of the loss, theft, destruction or mutilation of this Note, the Borrower will make and deliver a new note of like tenor in lieu of this Note.

     12. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Note shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one (1) day after being sent to the recipient by reputable overnight courier service (charges prepaid), upon machine-generated acknowledgment of receipt after transmittal by facsimile or five (5) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Borrower and the Lender at the addresses indicated below or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party:

          The Borrower:
          -------------

          English Language Learning and Instruction System, Inc.
          Attention:  Chief Executive Officer
          406 West 10600 South, Suite 610
          Salt Lake City, UT  84095
          Facsimile: (801) 858-0890

          with a copy (which shall not constitute notice) to:

          Thomas R. Taylor, Esq.
          Holme Roberts & Owen LLP
          299 South Main Street, Suite 1800
          Salt Lake City, UT  84111
          Facsimile:  (801) 521-9639

          The Lender:
          ----------

          Dr. Frank Otto.
          526 E. Quail Rd.
          Orem, Utah 84057


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      IN WITNESS WHEREOF, the Borrower has executed this Note on the date first above written.

                                 English Language Learning and Instruction
                                 System, Inc., a Delaware corporation

                                 By: /s/ Rohit Patel
                                 Name: Rohit Patel
                                 Title: Chief Executive Officer